Exhibit 99.1

SUPPORT AGREEMENT

THIS SUPPORT AGREEMENT (this “Agreement”) is made as of this 30th day of March, 2026, by and among the undersigned stockholder (the “Stockholder”) of Affinity Bancshares, INC., a Maryland corporation (“Affinity”), solely in Stockholder’s capacity as a stockholder of Affinity, Fidelity BancShares (N.C.), Inc. , a Delaware corporation (“BancShares”), and The Fidelity Bank, a North Carolina banking corporation (“Fidelity”). All capitalized terms used in this Agreement that are not otherwise defined herein shall have the meanings assigned to them in the “Merger Agreement” as defined below.

WHEREAS, BancShares, Fidelity and Affinity have entered into an Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), pursuant to which Affinity and its wholly-owned subsidiary, Affinity Bank, National Association (“Bank”), will be acquired by Fidelity and all of the outstanding shares of Affinity Common Stock will be exchanged for and converted into the right to receive cash from Fidelity in accordance with the terms of the Merger Agreement; and

WHEREAS, Stockholder owns, beneficially or of record, and has the sole or shared power to vote or to direct the voting of, the number of shares of Affinity Common Stock listed next to his or her name on the signature page to this Agreement and, in connection with the transactions described in the Merger Agreement (the “Merger”), he or she will receive cash for those shares in the manner provided in the Merger Agreement; and

WHEREAS, because of the substantial expense that BancShares and Fidelity will incur in connection with the Merger, before executing the Merger Agreement BancShares and Fidelity desire to be assured of Stockholder’s support for the Merger in his or her capacity as a stockholder of Affinity; and

WHEREAS, Stockholder desires that BancShares and Fidelity enter into the Merger Agreement, and BancShares and Fidelity are willing to do so on the condition, among others, that each of Affinity’s directors and certain of its officers and stockholders, including Stockholder, concurrently agree to vote or direct the voting of the Covered Shares (as defined below) for approval of the Merger Agreement and to the other covenants contained herein.

NOW, THEREFORE, as an inducement to BancShares and Fidelity to execute and deliver the Merger Agreement, and in consideration of the Merger Agreement and the cash consideration to be received by Stockholder for his or her Covered Shares (as defined below) and the premises and other good and valuable consideration, and intending to be legally bound hereby, Stockholder agrees as described below.

1.  Representations and Warranties of Stockholder. Stockholder represents and warrants to BancShares and Fidelity that (a) he, she, or it is the record and/or beneficial owner, and possesses the sole or shared power to vote or direct the voting, of all of the shares of Affinity Common Stock listed below Stockholder’s name on the signature page hereto, (b) Stockholder has full right, power, and authority to enter into, deliver and perform this Agreement, (c) Stockholder has not granted any proxy or voting rights to any other person with respect to any of the shares listed on Exhibit A, and (d) this Agreement has been duly executed and delivered by Stockholder, constitutes his, her, or its legal, valid and binding obligation, and is enforceable against Stockholder in accordance with its terms.

2.  Agreement to Vote. The signature page to this Agreement lists all shares of Affinity Common Stock as to which Stockholder has sole power to vote or to direct the voting (“Sole Voting Shares”), and all shares of Affinity Common Stock as to which Stockholder has shared power to vote or to direct the voting (“Shared Voting Shares”), in each case excluding shares of Affinity Common Stock also listed on the signature page hereto which are held by each Stockholder, or with respect to which Stockholder has sole or shared voting power, solely as a trustee, guardian, custodian, executor, or otherwise in a fiduciary capacity for persons other than himself or herself (“Fiduciary Shares”). The Sole Voting Shares and Shared Voting Shares listed for Stockholder are sometimes referred to in this Agreement as that Stockholder’s “Covered Shares.”

At any meeting of Affinity’s stockholders, including any adjournment or postponement thereof, at which the Merger Agreement or any amendment thereto is submitted for approval (the “Affinity Stockholder Meeting”), Stockholder agrees (a) to cause his, her or its Sole Voting Shares to be represented at the meeting, either in person or by proxy, and to vote his, her or its Sole Voting Shares, or cause or direct those shares to be voted, for approval of the Merger Agreement or amendment, and (b) to the full extent of his, her, or its power, authority, and ability, to cause his, her, or its Shared Voting Shares to be represented at the meeting, either in person or by proxy, and to vote his, her or its Shared Voting Shares, or cause or direct those shares to be voted, for approval of the Merger Agreement or amendment. This Agreement shall not apply to, and Stockholder shall not be obligated to vote, any of his, her or its Fiduciary Shares.

3.  Additional Shares. Notwithstanding anything to the contrary contained herein, this Agreement shall apply to, and Stockholder’s Covered Shares shall include, all shares of Affinity Common Stock with respect to which that Stockholder acquires the sole or shared power to vote or to direct the voting during the term of this Agreement other than in a fiduciary capacity as described above.

4.  Other Covenants of Stockholder

(a)  Restrictions on Transfer. Until the earlier of the day following the date of final adjournment of the Affinity Stockholders’ Meeting, or the termination of the Merger Agreement in accordance with its terms, Stockholder agrees that Stockholder will not sell, transfer, or otherwise dispose of, or encumber, pledge, hypothecate, grant a security interest in, any of his, her or its Covered Shares, and that Stockholder will not enter into any agreement, arrangement, or understanding (other than an appointment of proxy solicited by Affinity for the purpose of voting the Covered Shares in accordance with Section 2 hereof) which would during that term restrict, establish a right of first refusal to, or otherwise relate to, the transfer or voting of any of Stockholder’s Covered Shares. Notwithstanding the foregoing, this Agreement shall not prohibit or restrict: (i) transfers by will or operation of law; (ii) transfers pursuant to any pledge agreement, subject to the pledgee agreeing in writing to be bound by the terms of this Agreement; (iii) transfers in connection with estate or tax planning or similar purposes, including transfers to relatives, trusts, foundations and charitable organizations, subject to the transferee first agreeing in writing to be bound by the terms of this Agreement; (iv) transfers to one or more other stockholders of Affinity who are parties to or bound by a support agreement with BancShares and Fidelity comparable to this Agreement; and (v) such other transfer to which BancShares and Fidelity consent in writing in its sole discretion.

(b)  Other Acquisition Proposals. Until the earlier of the day following the date of final adjournment of the Affinity Stockholders’ Meeting, or the termination of the Merger Agreement in accordance with its terms, and to the extent of his or her power and authority, Stockholder agrees that he, she or it will not, directly or indirectly: (i) vote or direct or cause to be voted any Covered Shares in favor of, and will vote, direct or cause all Covered Shares to be voted against, any Acquisition Agreement (as that term is defined in Section 5.02(l) of the Merger Agreement), other than the Merger Agreement; or (ii) tender or permit the tender of the Covered Shares into any tender or exchange offer, (iii) solicit, or authorize, direct, induce, or encourage any other person, including but not limited to any holder of Affinity Common Stock, or any officer, employee or director of Affinity, to solicit, from any third party any inquiries or proposals relating to the disposition of Affinity’s or Bank’s business or assets or the business or assets of Affinity or Bank, or the acquisition of Affinity Common Stock, or the merger of Affinity or Bank with any person other than Fidelity, or (iv) except as provided in Section 5.02(l) of the Merger Agreement, provide any such person with information or assistance or negotiate or conduct any discussions with any such person in furtherance of such inquiries or to obtain a proposal.

(c)  Cooperation. In addition to the specific matters provided for elsewhere herein, Stockholder agrees to take all action reasonably requested by Fidelity to support and to facilitate consummation of the Merger and the other transactions described in or contemplated by the Merger Agreement.

(d)  Certain Events. Stockholder agrees that this Agreement and the obligations hereunder shall attach to the Covered Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Covered Shares shall pass, whether by operation of law or otherwise, including Stockholder’s successors or assigns. In the event of any stock split, stock dividend, merger, exchange, reorganization, recapitalization or other change in the capital structure of Affinity affecting the Covered Shares, the number of Covered Shares subject to the terms of this Agreement shall be appropriately adjusted, and this Agreement and the obligations hereunder shall attach to any additional shares issued to or acquired by any Stockholder.

5.  Capacity Only as a Stockholder. This Agreement relates solely to Stockholder in Stockholder’s individual capacity as a stockholder or beneficial owner of the Covered Shares and is not in any way intended to affect or prevent the exercise by Stockholder of Stockholder’s responsibilities as a director or officer of Affinity. For purposes of clarification, nothing in this Agreement shall prevent, limit or affect any acts or omissions taken by Stockholder or its representatives as a member of the Board of Directors of Affinity or Bank in the course of discharging his or her fiduciary duties to Affinity or Bank in his or her capacity as director, and no such actions or omissions shall be deemed a breach of this Agreement. As of the date of this Agreement, to the extent that Stockholder also serves as a director, Stockholder represents to Fidelity that he or she (a) intends to recommend approval of the Merger Agreement to the stockholders of Affinity and (b) is not aware of any facts or circumstances existing as of the date of this Agreement that could cause or reasonably be expected to cause the directors of Affinity or Bank to change such recommendation.

6.  Specific Performance. Stockholder agrees that irreparable damage could occur in the event that any of the provisions of this Agreement were not performed by Stockholder in accordance with their specific terms or were otherwise breached. BancShares and Fidelity shall be entitled to an injunction or injunctions to prevent breaches of this Agreement by any Stockholder and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which Fidelity is entitled at law or in equity. Stockholder waives the posting of any bond or security in connection with any proceeding related thereto.

7.  Termination. This Agreement shall terminate upon the earlier to occur of: (a) consummation of the Merger, (b) termination of the Merger Agreement by any of the parties thereto, provided that such termination of the Merger Agreement is not in violation of any provision of the Merger Agreement, or, (c) the third anniversary of the date of this Agreement. Upon any such termination, this Agreement shall have no further force or effect and there shall be no further obligation on the part of the Stockholders, provided, that nothing in this Section 7 shall relieve any Stockholder from any liability for breach of this Agreement before such termination.

8.  Governing Law. This Agreement shall be governed in all respects by the law of the State of North Carolina, without regard to the conflict of laws principles thereof.

9.  Assignment; Successors. The provisions of this Agreement shall be binding upon and, shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors, assigns, heirs and personal representatives; provided, that no Stockholder may transfer or assign any of his or her rights or obligations hereunder without the prior written consent of Fidelity.

10.  Scope of Agreement. The parties hereto acknowledge and agree that this Agreement shall not confer upon BancShares or Fidelity any right or ability to acquire the shares of Affinity Common Stock other than in connection with the Merger.

11.  Severability. Any invalidity, illegality or unenforceability of any provision of this Agreement in any jurisdiction shall not invalidate or render illegal or unenforceable the remaining provisions hereof in such jurisdiction and shall not invalidate or render illegal or unenforceable such provision in any other jurisdiction.

12.  Amendment, Waiver. This Agreement may not be modified, amended, altered, or supplemented except by an instrument in writing signed on behalf of each of the parties hereto to be bound thereby, which instrument expressly states its intention to amend this Agreement. No provision of this Agreement may be waived, except by an instrument in writing, executed by the waiving party, expressly indicating an intention to effect a waiver. No failure or delay by any party in exercising any right, power, or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

13.  Counterparts; Electronic Signatures. This Agreement may be executed in two or more counterparts, and by different parties in separate counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. This Agreement, and any amendments or waivers hereto, to the extent signed and delivered by means of a facsimile machine or by e-mail delivery of a “.pdf” format data file, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.

IN WITNESS WHEREOF, BancShares, Fidelity, and the undersigned Stockholder of Affinity each has executed or caused this Agreement to be duly executed and delivered as of the day and year first above written.

Signature

Printed Name

Name of Stockholder	Sole Voting Shares Shared Voting Shares Fiduciary Shares

IN WITNESS WHEREOF, BancShares, Fidelity and the undersigned Stockholder of Affinity each has executed or caused this Agreement to be duly executed and delivered as of the day and year first above written.

Fidelity BancShares (N.C.), Inc.

By:
Name:
Title:

The Fidelity Bank

By:
Name:
Title:

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